Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into, as of May 10, 2013, by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (the “Stockholders”).

WHEREAS, the Company, Flotek Acquisition Inc., a Delaware corporation, and the Stockholders are parties to that certain Agreement and Plan of Merger dated the date hereof (the “Merger Agreement”);

WHEREAS, pursuant to Section 7.1(b) of the Merger Agreement, the Company has agreed to enter into this Agreement at the “Closing” provided for therein;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Unless otherwise indicated, capitalized terms used herein shall have the meanings given to them in the Merger Agreement.

2. Registration Statement. The Company shall:

(a) as soon as reasonably practicable, but in no event later than 45 days following the Closing Date (the “Filing Date Deadline”), prepare and file with the SEC a registration statement on Form S-3 (as amended and supplemented from time to time, the “S-3”) relating to the resale of the Flotek Shares by the Stockholders from time to time on The New York Stock Exchange, or the facilities of any national securities exchange on which the Flotek Common Stock is then traded or in privately-negotiated transactions;

(b) use commercially reasonable efforts, subject to receipt of necessary information from the Stockholders, to cause the SEC to declare the S-3 effective 120 days after the Closing Date;

(c) by 9:30 a.m., New York City time, on the second business day following the date the S-3 is declared effective by the SEC, file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus (as amended and supplemented from time to time, the “Prospectus”) to be used in connection with sales pursuant to the S-3;

(d) use commercially reasonable efforts to promptly prepare and file with the SEC such amendments and supplements to the S-3 and the Prospectus used in connection therewith as may be necessary to keep the S-3 effective until the earlier of (i) two years following the effective date of the S-3, (ii) the date as of which the Stockholders may sell all of the Flotek Shares covered by the S-3 without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or (iii) the date on which the Stockholders shall have sold or otherwise transferred all of the Flotek Shares covered by the S-3;provided, that the S-3 shall not be available for dispositions, and the Stockholders agree to discontinue any such dispositions, if the Company (x) determines in good faith that effecting such a registration or continuing such disposition at such time would have an adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, (y) is in possession of material information which the Company determines in good faith it is not in the best interests of the Company to disclose in an S-3 at such time, or (z) determines in good faith that effecting such a registration or continuing such disposition is in violation of applicable law or SEC policy(the period during which the S-3 is not available under clauses (x), (y) or (z) above, the “Blackout Period”);

(e) provide the Stockholders with notice of any Blackout Period or the existence of any fact or the happening of any event that makes any statement of a material fact made in the S-3, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the S-3 or the Prospectus in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading;

(f) promptly furnish to the Stockholders such number of copies of Prospectuses and such other documents as the Stockholders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Flotek Shares by the Stockholders; and

(g) promptly file documents required of the Company for customary “blue sky” clearance in states specified in writing by the Stockholders; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

3. Changes Relating to Registration Statement. The Company may waive or amend the provisions of Section 2 with the written consent of the Company and Stockholders who, in the aggregate, hold at least seventy-five percent (75%) of the Flotek Shares held by the Stockholders.

4. Further Covenants. The Company shall also:

(a) in order to enable the Stockholders to sell the Flotek Shares under Rule 144 under the Securities Act, for a period of one year after the Closing, use commercially reasonable efforts to comply with the requirements of Rule 144, including using commercially reasonable efforts to comply with the requirements of Rule 144(c) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act, and shall use commercially reasonable efforts to cause the Company’s counsel, at the Company’s expense, to provide any legal opinions required for any transfers pursuant to Rule 144;

(b) bear all expenses in connection with the procedures set out in Section 2 hereof and the registration of the Flotek Shares pursuant to the S-3, regardless of whether the S-3 becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with FINRA); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Flotek Shares and Prospectuses); and (iv) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Stockholders shall be responsible for paying the fees and disbursements for the Stockholders’ respective counsel and the underwriting commissions or brokerage fees, if any, in connection with the offering of the Flotek Shares pursuant to the S-3. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

(c) permit the Stockholders and their legal counsel, upon timely written request, to review and comment upon (i) an initial draft of the S-3 at least three (3) business days prior to its filing with the SEC and (ii) any numbered pre-effective amendment to such S-3 (for purposes of clarification, excluding any Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing incorporated by reference into the 10-Q) at least one (1) business day prior to its filing with the SEC. The Company shall furnish to the Stockholders or their legal counsel, without charge, copies of any correspondence from the SEC to the Company or its representatives relating to the S-3; and

(d) advise the Stockholders, within two (2) business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the S-3 or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of any of the Flotek Shares under state securities or “blue sky” laws; and it will promptly use commercially reasonable efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed(other than documents incorporated by reference therein that supplement or amend the Prospectus), and, with respect to the S-3 or any post-effective amendment thereto, when the same has become effective.

The form of the questionnaires related to the S-3 to be completed by each Stockholder is attached hereto as Appendix I.

5. Transfer of Securities.

(a) The Stockholders agree that none of them will effect any disposition of the Flotek Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except pursuant to the S-3, in accordance with Rule 144 under the Securities Act or as otherwise permitted by law, and that each of them will promptly notify the Company of any changes in the information set forth in the S-3 regarding such Stockholder or its plan of distribution.

(b) Except in the event of a Blackout Period, the Company shall, at all times during the Registration Period, promptly prepare and file from time to time with the SEC a post-effective amendment to the S-3 or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such S-3 will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Flotek Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) In the event of a sale of Flotek Shares by a Stockholder under the S-3, such Stockholder must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that such Flotek Shares may be properly transferred.

6. Indemnification.

(a) Definitions. For the purpose of this Section 6:

(i) the term “Stockholder Indemnified Persons” shall mean each Stockholder, director, officer, member, partner, employee, agent and representative of such Stockholder and each person, if any, who controls any such Stockholder within the meaning of the Securities Act or the Exchange Act; and

(ii) the term “Registration Statements” shall include the S-3, any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the S-3, including any financial statements included therein or schedules thereto and all documents filed in connection therewith, and any amendment or supplement thereto.

(b) By the Company. The Company agrees to indemnify and hold harmless the Stockholder Indemnified Persons, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Stockholder Indemnified Persons may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statements, as amended at the times of effectiveness of the Registration Statements, or that arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statements not misleading in light of the circumstances under which they were made; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statements, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Stockholder expressly for use therein; and the Company will promptly reimburse the Stockholder Indemnified Persons for reasonable legal and other expenses as such expenses are reasonably incurred by the Stockholder Indemnified Persons in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(c) By the Stockholders. The Stockholders will jointly and severally, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statements and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), against any losses, claims, damages, liabilities or expenses to which the Company, any of its directors, any of its officers who signed the Registration Statements or Control Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the affected Stockholders, which consent shall not be unreasonably withheld, conditioned or delayed) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statements or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statements not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Stockholders expressly for use therein; and the Stockholders will promptly reimburse the parties entitled to indemnification under this subsection for any legal and other expense reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(d) Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

7. Registration Default.

(a) During the period that the Company is required to maintain the effectiveness of the S-3 in accordance with Section 2(d), if the S-3 required to be filed by the Company pursuant to Section 2 hereof is not for any reason (other than through the fault of the Stockholders) filed with the SEC by the Filing Date Deadline pursuant to the terms of Section 2(a) hereof, then the Company shall make the payments to each Stockholder as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to each Stockholder shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 1% (the “Liquidated Damage Rate”) of the product of (i) the closing per share price of the Flotek Shares for the day prior to the Closing, and (ii) the number of Flotek Shares then held by such Stockholder, for the period from the Filing Date Deadline to the first Computation Date, and for each 30-day period of any subsequent Computation Dates thereafter, in each case calculated on a pro rata basis to the date on which the Registration Statement is filed with the SEC (the “Periodic Amount”), subject to an overall limit of up to twelve (12) months of liquidated damages. For the avoidance of doubt, no liquidated damages shall be paid for any periods subsequent to the end of the period that the Company is required to maintain the effectiveness of the S-3 in accordance with Section 2(d). The full Periodic Amount shall be paid by the Company to each Stockholder in cash; provided the Periodic Amount shall be paid by the Company by wire transfer of immediately available funds, within three business days after each Computation Date or three business days after the date on which the Registration Statement is filed with the SEC, whichever occurs earlier.

(b) As used in Section 7(a) hereof, “Computation Date” means the date which is 30 days after the Filing Date Deadline and, if the Registration Statement to be filed by the Company pursuant to Section 2 hereof, each date which is 30 days after the previous Computation Date until such Registration Statement is filed with the SEC pursuant to Section 2(a).

8. Stockholders.

(a) Each Stockholder agrees to furnish to the Company completed questionnaires in the form attached hereto as Appendix I at the Closing for use in preparation of the S-3. The Company shall not be required to include the Flotek Shares of any Stockholder in the S-3 so long as such Stockholder fails to furnish fully completed questionnaires at the Closing or does not respond to subsequent written requests for information by the Company within two business days of such requests; provided, however, that the Company shall be required to provide only two (2) such subsequent written requests for information.

(b) Each Stockholder agrees by acquisition of a Flotek Share that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 2(e) hereof, or any Blackout Period described in Section 2(d) hereof, such Stockholder will forthwith discontinue disposition of Flotek Shares pursuant to the applicable S-3 until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2(d) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Stockholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Stockholder’s possession, of the Prospectus covering such Flotek Shares that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such S-3 set forth in Section 2(d) hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2(e) hereof or notice of any Blackout Period to and including the date when each selling Stockholder covered by such S-3 shall have received the copies of the supplemented or amended Prospectus contemplated by Section 2(d) hereof or shall have received the Advice.

9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a) if to the Company, to:

Flotek Industries, Inc.

10603 W. Sam Houston Pkwy N., Suite 300,

Houston, Texas 77064

Attention: Chief Executive Officer

Facsimile: (281)605-5554

E-mail: jchisholm@flotekind.com

with a copy to:

Doherty & Doherty LLP

1717 St. James Place, Suite 520

Houston, TX 77056

Attention: Casey W. Doherty, Sr.

Facsimile: (713) 572-1001

E-mail: casey@doherty-law.com

or to such other person at such other place as the Company shall designate to the Stockholders in writing; and

(b) if to the Stockholders, to:

[Redacted]

with a copy to:

Lowndes, Drosdick, Doster, Kantor & Reed, P.A.

215 N. Eola Drive

Orlando, Florida 32801

Attention: James J. Hoctor

Facsimile: (407) 843-4444

E-mail: jim.hoctor@lowndes-law.com

or at such other address or addresses as may have been furnished to the Company in writing.

10. Changes. Subject to Section 3, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Stockholders.

11. Construction. In this Agreement, unless a clear contrary intention appears, (a) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, (b) reference to any section means such section hereof, (c) the word “including” (and with correlative meaning “include”) means including, without limiting the generality of any description preceding such term and (d) where any provision of this Agreement refers to action to be taken by either party, or that such party is prohibited from taking an action, such provision shall be applicable whether such action is taken directly or indirectly by such party.

12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of such provision and the remaining provisions contained herein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

14. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

16. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Stockholders make any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

17. Fees and Expenses. Except as set forth herein, each of the Company and the Stockholders shall pay their respective fees and expenses related to the transactions contemplated by this Agreement.

18. Parties. This Agreement is made solely for the benefit of and is binding upon the Stockholders and the Company and their respective heirs, legal representatives, successors and assigns.

19. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

(SIGNATURES APPEAR ON THE FOLLOWING PAGES)

IN WITNESS WHEREOF, the undersigned have entered into this Registration Rights Agreement.

THE COMPANY:

FLOTEK INDUSTRIES, INC., a Delaware corporation

By:	/s/ John W. Chisholm
John W. Chisholm, Chief Executive Officer and President

THE STOCKHOLDERS

/s/ Paul W. Schulz
Paul W. Schulz, as Trustee of the Paul W. Schulz Revocable Trust dated December 8, 1997

/s/ Carla S. Hardy
Carla Schulz Hardy, as Trustee of the Carla Schulz
Hardy Revocable Trust dated June 24, 2004

/s/ Carla S. Hardy
Carla S. Hardy, as Trustee of the Carla S. Hardy Grantor Retained Annuity Trust dated November 7, 2012

/s/ Laura S. Bourne
Laura S. Bourne, as Trustee of the Laura Bourne Asset Trust dated October 14, 2004

/s/ Laura S. Bourne
Laura S. Bourne, as Trustee of the Laura Schulz Bourne Trust dated October 14, 2004

/s/ Laura S. Bourne
Laura S. Bourne, As Trustee of the Laura S. Bourne Grantor Retained Annuity Trust Dated November 20, 2012

/s/ Joshua A. Snively
Joshua A. Snively, Sr., as Trustee of the Joshua A. Snively, Sr. and Heather B. Snively Revocable Trust dated November 15, 2004

/s/ Joshua A. Snively
Joshua A. Snively, Sr., as Trustee of the Joshua A. Snively, Sr. Grantor Retained Annuity Trust Dated November 30, 2012

Appendix I

to

Registration Rights Agreement

FLOTEK INDUSTRIES, INC.

SELLING STOCKHOLDER QUESTIONNAIRE

Pursuant to that certain Registration Rights Agreement (the “Registration Rights Agreement”), dated May [—], 2013, by and among Flotek Industries, Inc. (the “Company”) and the stockholders party thereto (the “Selling Stockholders”), the Company will file a shelf registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of an as of yet undetermined number of shares (the “Registerable Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the Selling Stockholders.

In order to comply with disclosure obligations established by the SEC, the Company must disclose certain information regarding each Selling Stockholder in the Registration Statement. In order to appropriately address these disclosure obligations, the Company is providing you with this Selling Stockholder Questionnaire (this “Questionnaire”).

Please complete and return a copy of this Questionnaire by 12:00 p.m. Eastern on                     .

The undersigned Selling Stockholders understand that the Company intends to file the Registration Statement with the SEC for the purpose of registering under the Securities Act of 1933, as amended, the resale of the Registerable Shares held by the Selling Stockholders, in accordance with the terms of the Registration Rights Agreement.

The undersigned hereby provide the following information to the Company and represent and warrant that such information is accurate and complete as of the date hereof:

1.	Names of Selling Stockholders and Ownership of Registrable Shares

In the table below, please provide the requisite information with respect to each of the Selling Stockholders to be named in the Registration Statement. The information provided below will be included in the Selling Stockholder table included in the Registration Statement.

Full legal name of Selling Stockholder:	Number of Shares of Common Stock Owned:	Number of Shares of Common Stock to be Registered for Resale:

2.	Ownership of Other Company Securities:

If the Selling Stockholders are not the beneficial or registered owners of any Company securities, other than the shares of Common Stock owned by each Selling Stockholder, as disclosed in the column titled “Number of Shares of Common Stock Owned” in Item 1 above, please confirm by checking the box below:

☐ CONFIRMED

If additional Company securities are beneficially owned (as defined in the Appendix) by any Selling Stockholder, please disclose the name of the Selling Stockholder and the type and amount of such other Company securities owned by such Selling Stockholder in the space that follows:

State any exceptions here:

3.	Relationship with U.S. Registered Broker-Dealers:

(a) Are any of the Selling Stockholders a registered U.S. broker-dealer?

     Yes        No

If “yes,” please identify the Selling Stockholder(s):

(b) With respect to Selling Stockholders, if any, that are not registered as U.S. broker-dealers, are any of such Selling Stockholders an affiliate of, or affiliated with, a registered U.S. broker-dealer?

For this purpose, an affiliate includes a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a U.S. registered broker-dealer.

     Yes         No

If “yes,” please identify the Selling Stockholder(s) and the broker-dealer(s):

(c) Answer the following two questions only if you answered “yes” to question 3(b):

With respect to Selling Stockholders that are affiliated with a registered U.S. broker-dealer, did such Selling Stockholders purchase the Registrable Shares in the ordinary course of business?

     Yes         No

If “no,” please describe:

If the answer to the foregoing question is “no,” such Selling Stockholder(s) consent(s) to being named as an underwriter in the Registration Statement with respect to any of their Registrable Shares that are subsequently sold pursuant to the Registration Statement.

With respect to Selling Stockholders that are affiliated with a registered U.S. broker-dealer, at the time of purchase of the Registrable Shares, did such Selling Stockholders have any agreements or understandings, directly or indirectly, with any person to distribute such Registrable Shares?

     Yes         No

If “yes,” please describe:

If the answer to the foregoing question is “yes,” such Selling Stockholder(s) consent(s) to being named as an underwriter in the Registration Statement with respect to any of their Registrable Shares that are subsequently sold pursuant to the Registration Statement.

4.	Parent Entities and Natural Persons Authorized to Act for the Selling Stockholders:

The SEC staff has indicated that it is staff policy to require that all selling security holders named in a registration statement must disclose all natural persons (i.e., individuals) who exercise voting and/or dispositive power over the registered securities owned by the selling security holder. This request must be completed by each Selling Stockholder that is not a natural person and by any Selling Stockholder that is a natural person who has delegated voting or dispositive powers by contract or otherwise in respect of Registrable Shares. If the Selling Stockholder is a natural person that has not delegated such powers, please disregard the request.

In the space provided below, please list all parent entities and natural persons who exercise voting or dispositive power with respect to any of the Registrable Shares owned by the Selling Stockholders and describe the relationship by which they exercise such powers. If voting and dispositive powers are divided among such listed entities or persons or among various classes of Registrable Shares, please indicate the scope of the powers of each such entity or person. Attach a separate sheet if necessary.

5.	Relationships with the Company:

Except as set forth below, none of the Selling Stockholders nor any of their affiliates has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

In responding to this Item 5, please disclose the following relationships:

1.	whether any officer or director of any Selling Stockholder, or any affiliate of any Selling Stockholder, is or has been a director or executive officer of the Company; or

2.	any other position, office or material relationships within the meaning of Item 507 of Regulation S-K.

[The remainder of this page intentionally left blank]

[Signature page follows]

In accordance with each of the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agree to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consent to the disclosure of the information contained in the answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understand that such information will be relied upon by the Company in connection with the preparation and filing of amendments or supplements to the Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, have caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:

[SELLING STOCKHOLDER]

By:
Name:
Title:

[SELLING STOCKHOLDER]

By:
Name:
Title:

[SELLING STOCKHOLDER]

By:
Name:
Title:

[SELLING STOCKHOLDER]

By:
Name:
Title:

APPENDIX

A “beneficial owner” of a security includes any of the following persons:

(1)	any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has:

(a)	voting power with respect to such security, which includes the power to vote, or to direct the voting of, such security; or

(b)	investment power with respect to such security, which includes the power to dispose, or to direct the disposition of, such security;

(2)	any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as a part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the United States Securities Exchange Act of 1934,as amended (the Exchange Act”); and

(3)	any person who has the right to acquire “Beneficial Ownership” (as defined by reference to paragraph (1) above) of a security within 60 days, including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that any person who acquires a security or power specified in clauses (a), (b) or (c) above with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the Beneficial Owner of the securities that may be acquired through the exercise or conversion of such security or power.

EXHIBIT A

CERTIFICATE OF SUBSEQUENT SALE

Name and Address of Transfer Agent

RE:	Sale of Shares of Common Stock of Flotek Industries, Inc. (the “Company”) pursuant to the Company’s Prospectus dated (the “Prospectus”)

Ladies and Gentlemen:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:

By:
Print Name:
Title:
cc: